EXHIBIT 99.1
                                 ------------

                            Computational Materials
                                 msm2004-10ar -- 3A

Morgan Stanley


Balance    $50,055,000.00  Delay          24             WAC(3)     5.034021379   WAM(3)     357
Coupon     4.43368         Dated          10/01/2004     NET(3)     4.733684      WALA(3)    2
Settle     10/29/2004      First Payment  11/25/2004


--------------------------------------------------------------------------------------------
 Price                10                15                   20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
          100-05           4.33                 4.31                4.29                4.27
          100-09           4.29                 4.27                4.25                4.22
          100-13           4.26                 4.23                4.20                4.16
          100-17           4.22                 4.18                4.15                4.11
          100-21           4.18                 4.14                4.10                4.05
          100-25           4.14                 4.10                4.05                4.00
          100-29           4.10                 4.06                4.00                3.94
          101-01           4.07                 4.01                3.95                3.89
          101-05           4.03                 3.97                3.91                3.83
          101-09           3.99                 3.93                3.86                3.78
          101-13           3.95                 3.89                3.81                3.73


             WAL           3.64                 3.20                2.82                2.48
        Mod Durn           3.26                 2.88                2.56                2.27
Principal Window  Nov04 - Oct09        Nov04 - Oct09       Nov04 - Oct09       Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
--------------------------------------------------------------------------------------------
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 Price                   35             50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
          100-05              4.22           4.10              4.00               3.87
          100-09              4.15           4.00              3.87               3.70
          100-13              4.08           3.90              3.74               3.54
          100-17              4.01           3.80              3.61               3.37
          100-21              3.94           3.70              3.48               3.21
          100-25              3.87           3.60              3.36               3.04
          100-29              3.80           3.50              3.23               2.88
          101-01              3.73           3.40              3.10               2.71
          101-05              3.66           3.30              2.97               2.55
          101-09              3.59           3.20              2.85               2.39
          101-13              3.52           3.11              2.72               2.23


             WAL              1.92           1.31              1.01               0.78
        Mod Durn              1.78           1.24              0.97               0.75
Principal Window     Nov04 - Oct09  Nov04 - Oct09     Nov04 - Oct09      Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                          msm2004-10ar -- 2A1
Morgan Stanley


Balance     $106,543,000.00  Delay          24             WAC(2)     5.427909891   WAM(2)     358
Coupon      5.14692          Dated          10/01/2004     NET(2)     5.146922      WALA(2)    2
Settle      10/29/2004       First Payment  11/25/2004



--------------------------------------------------------------------------------------------
 Price                10                15                   20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
         101-09+           4.70                 4.64                4.57                4.48
         101-13+           4.67                 4.60                4.52                4.43
         101-17+           4.63                 4.55                4.47                4.38
         101-21+           4.59                 4.51                4.42                4.32
         101-25+           4.55                 4.47                4.37                4.27
         101-29+           4.52                 4.43                4.33                4.21
         102-01+           4.48                 4.38                4.28                4.16
         102-05+           4.44                 4.34                4.23                4.11
         102-09+           4.40                 4.30                4.19                4.05
         102-13+           4.37                 4.26                4.14                4.00
         102-17+           4.33                 4.22                4.09                3.95


             WAL           3.71                 3.26                2.87                2.52
        Mod Durn           3.28                 2.90                2.58                2.29
Principal Window  Nov04 - Sep09        Nov04 - Oct09       Nov04 - Oct09       Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
--------------------------------------------------------------------------------------------
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 Price                   35             50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
         101-09+              4.28           3.88              3.51               3.03
         101-13+              4.22           3.78              3.38               2.87
         101-17+              4.15           3.68              3.26               2.71
         101-21+              4.08           3.59              3.13               2.55
         101-25+              4.01           3.49              3.01               2.39
         101-29+              3.94           3.39              2.88               2.23
         102-01+              3.87           3.29              2.76               2.07
         102-05+              3.81           3.20              2.63               1.91
         102-09+              3.74           3.10              2.51               1.75
         102-13+              3.67           3.00              2.39               1.59
         102-17+              3.60           2.91              2.26               1.43


             WAL              1.95           1.33              1.02               0.79
        Mod Durn              1.80           1.25              0.98               0.77
Principal Window     Nov04 - Oct09  Nov04 - Oct09     Nov04 - Oct09      Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                          msm2004-10ar -- 2A1
Morgan Stanley


Balance     $106,543,000.00  Delay          24             WAC(2)     5.427909891   WAM(2)     358
Coupon      5.14692          Dated          10/01/2004     NET(2)     5.146922      WALA(2)    2
Settle      10/29/2004       First Payment  11/25/2004





--------------------------------------------------------------------------------------------
 Price                10                15                   20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
     101.2734375           4.71                 4.65                4.57                4.49
     101.3984375           4.67                 4.60                4.53                4.44
     101.5234375           4.64                 4.56                4.48                4.39
     101.6484375           4.60                 4.52                4.43                4.33
     101.7734375           4.56                 4.48                4.38                4.28
     101.8984375           4.52                 4.43                4.34                4.22
     102.0234375           4.49                 4.39                4.29                4.17
     102.1484375           4.45                 4.35                4.24                4.12
     102.2734375           4.41                 4.31                4.19                4.06
     102.3984375           4.37                 4.27                4.15                4.01
     102.5234375           4.34                 4.23                4.10                3.96


             WAL           3.71                 3.26                2.87                2.52
        Mod Durn           3.28                 2.90                2.58                2.28
Principal Window  Nov04 - Sep09        Nov04 - Oct09       Nov04 - Oct09       Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
--------------------------------------------------------------------------------------------
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 Price                   35             50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
     101.2734375              4.30           3.90              3.53               3.06
     101.3984375              4.23           3.80              3.41               2.90
     101.5234375              4.16           3.70              3.28               2.74
     101.6484375              4.09           3.61              3.16               2.58
     101.7734375              4.02           3.51              3.03               2.42
     101.8984375              3.96           3.41              2.91               2.26
     102.0234375              3.89           3.31              2.78               2.10
     102.1484375              3.82           3.21              2.66               1.94
     102.2734375              3.75           3.12              2.53               1.78
     102.3984375              3.68           3.02              2.41               1.62
     102.5234375              3.62           2.93              2.29               1.46


             WAL              1.95           1.33              1.02               0.79
        Mod Durn              1.80           1.25              0.98               0.76
Principal Window     Nov04 - Oct09  Nov04 - Oct09     Nov04 - Oct09      Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                          msm2004-10ar -- 2A1
Morgan Stanley


Balance     $106,543,000.00  Delay          24             WAC(2)     5.427909891   WAM(2)     358
Coupon      5.14692          Dated          10/01/2004     NET(2)     5.146922      WALA(2)    2
Settle      10/29/2004       First Payment  11/25/2004





--------------------------------------------------------------------------------------------
 Price                10                15                   20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
101.2890625                4.71               4.64                4.57                  4.49
101.4140625                4.67               4.60                4.52                  4.43
101.5390625                4.63               4.56                4.47                  4.38
101.6640625                4.59               4.51                4.43                  4.33
101.7890625                4.56               4.47                4.38                  4.27
101.9140625                4.52               4.43                4.33                  4.22
102.0390625                4.48               4.39                4.28                  4.16
102.1640625                4.44               4.35                4.24                  4.11
102.2890625                4.41               4.30                4.19                  4.06
102.4140625                4.37               4.26                4.14                  4.01
102.5390625                4.33               4.22                4.09                  3.95


WAL                        3.71               3.26                2.87                  2.52
Mod Durn                   3.28               2.90                2.58                  2.28
Principal Window  Nov04 - Sep09      Nov04 - Oct09       Nov04 - Oct09         Nov04 - Oct09

LIBOR_6MO                 2.225              2.225               2.225                 2.225
LIBOR_1YR               2.38188            2.38188             2.38188               2.38188
CMT_1YR                    2.23               2.23                2.23                  2.23
Prepay                   10 CPB             15 CPB              20 CPB                25 CPB


--------------------------------------------------------------------------------------------
 Price                   35             50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
101.2890625                    4.29                3.89             3.52              3.04
101.4140625                    4.22                3.79             3.39              2.88
101.5390625                    4.15                3.69             3.27              2.72
101.6640625                    4.08                3.59             3.14              2.56
101.7890625                    4.02                3.49             3.01              2.40
101.9140625                    3.95                3.40             2.89              2.24
102.0390625                    3.88                3.30             2.77              2.08
102.1640625                    3.81                3.20             2.64              1.92
102.2890625                    3.74                3.11             2.52              1.76
102.4140625                    3.68                3.01             2.39              1.60
102.5390625                    3.61                2.91             2.27              1.44


WAL                            1.95                1.33             1.02              0.79
Mod Durn                       1.80                1.25             0.98              0.77
Principal Window      Nov04 - Oct09       Nov04 - Oct09    Nov04 - Oct09     Nov04 - Oct09

--------------------------------------------------------------------------------------------
LIBOR_6MO                     2.225               2.225            2.225             2.225
LIBOR_1YR                   2.38188             2.38188          2.38188           2.38188
CMT_1YR                        2.23                2.23             2.23              2.23
--------------------------------------------------------------------------------------------
Prepay                       35 CPB              50 CPB           60 CPB            70 CPB
--------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                          msm2004-10ar -- 2A2
Morgan Stanley


Balance     $115,000,000.00  Delay          24             WAC(2)     5.427909891   WAM(2)     358
Coupon      5.14692          Dated          10/01/2004     NET(2)     5.146922      WALA(2)    2
Settle      10/29/2004       First Payment  11/25/2004




--------------------------------------------------------------------------------------------
 Price                10                15                   20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
         101-08+           4.71                 4.65                4.58                4.50
         101-12+           4.68                 4.61                4.53                4.44
         101-16+           4.64                 4.56                4.48                4.39
         101-20+           4.60                 4.52                4.43                4.34
         101-24+           4.56                 4.48                4.39                4.28
         101-28+           4.53                 4.44                4.34                4.23
         102-00+           4.49                 4.40                4.29                4.17
         102-04+           4.45                 4.35                4.24                4.12
         102-08+           4.41                 4.31                4.20                4.07
         102-12+           4.38                 4.27                4.15                4.02
         102-16+           4.34                 4.23                4.10                3.96


             WAL           3.71                 3.26                2.87                2.52
        Mod Durn           3.28                 2.90                2.58                2.28
Principal Window  Nov04 - Sep09        Nov04 - Oct09       Nov04 - Oct09       Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
--------------------------------------------------------------------------------------------
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 Price                   35             50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
         101-08+              4.30           3.91              3.54               3.07
         101-12+              4.23           3.81              3.42               2.91
         101-16+              4.16           3.71              3.29               2.75
         101-20+              4.10           3.61              3.16               2.59
         101-24+              4.03           3.51              3.04               2.43
         101-28+              3.96           3.42              2.91               2.27
         102-00+              3.89           3.32              2.79               2.11
         102-04+              3.82           3.22              2.66               1.95
         102-08+              3.76           3.12              2.54               1.79
         102-12+              3.69           3.03              2.42               1.63
         102-16+              3.62           2.93              2.29               1.47


             WAL              1.95           1.33              1.02               0.79
        Mod Durn              1.80           1.25              0.98               0.76
Principal Window     Nov04 - Oct09  Nov04 - Oct09     Nov04 - Oct09      Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              msm2004-10ar -- 2A2
Morgan Stanley


Balance     $115,000,000.00  Delay          24             WAC(2)     5.427909891   WAM(2)     358
Coupon      5.14692          Dated          10/01/2004     NET(2)     5.146922      WALA(2)    2
Settle      10/29/2004       First Payment  11/25/2004




--------------------------------------------------------------------------------------------
 Price                10                15              20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
         101-10+           4.69                 4.63                4.55                4.47
         101-14+           4.66                 4.59                4.51                4.42
         101-18+           4.62                 4.54                4.46                4.36
         101-22+           4.58                 4.50                4.41                4.31
         101-26+           4.54                 4.46                4.36                4.25
         101-30+           4.51                 4.42                4.32                4.20
         102-02+           4.47                 4.37                4.27                4.15
         102-06+           4.43                 4.33                4.22                4.09
         102-10+           4.40                 4.29                4.17                4.04
         102-14+           4.36                 4.25                4.13                3.99
         102-18+           4.32                 4.21                4.08                3.94


             WAL           3.71                 3.26                2.87                2.52
        Mod Durn           3.28                 2.90                2.58                2.29
Principal Window  Nov04 - Sep09        Nov04 - Oct09       Nov04 - Oct09       Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
--------------------------------------------------------------------------------------------
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
 Price                   35             50               60           70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
         101-10+              4.27           3.86              3.48               2.99
         101-14+              4.20           3.76              3.35               2.83
         101-18+              4.13           3.66              3.23               2.67
         101-22+              4.06           3.56              3.10               2.51
         101-26+              3.99           3.46              2.98               2.35
         101-30+              3.93           3.37              2.85               2.19
         102-02+              3.86           3.27              2.73               2.03
         102-06+              3.79           3.17              2.60               1.87
         102-10+              3.72           3.08              2.48               1.71
         102-14+              3.66           2.98              2.36               1.55
         102-18+              3.59           2.88              2.23               1.40


             WAL              1.95           1.33              1.02               0.79
        Mod Durn              1.80           1.25              0.98               0.77
Principal Window     Nov04 - Oct09  Nov04 - Oct09     Nov04 - Oct09      Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              msm2004-10ar -- 2A3
Morgan Stanley


Balance     $6,825,000.00  Delay          24             WAC(2)     5.427909891   WAM(2)     358
Coupon      5.14692        Dated          10/01/2004     NET(2)     5.146922      WALA(2)    2
Settle      10/29/2004     First Payment  11/25/2004




--------------------------------------------------------------------------------------------
      Price              10                15              20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
          100-23           4.88                 4.84                4.79                4.73
          100-27           4.84                 4.79                4.74                4.68
          100-31           4.80                 4.75                4.69                4.63
          101-03           4.76                 4.71                4.64                4.57
          101-07           4.73                 4.66                4.60                4.52
          101-11           4.69                 4.62                4.55                4.46
          101-15           4.65                 4.58                4.50                4.41
          101-19           4.61                 4.54                4.45                4.36
          101-23           4.58                 4.50                4.40                4.30
          101-27           4.54                 4.45                4.36                4.25
          101-31           4.50                 4.41                4.31                4.19


             WAL           3.71                 3.26                2.87                2.52
        Mod Durn           3.27                 2.89                2.57                2.28
Principal Window  Nov04 - Sep09        Nov04 - Oct09       Nov04 - Oct09       Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
--------------------------------------------------------------------------------------------
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
     Price                 35              50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
          100-23              4.60           4.34              4.10               3.79
          100-27              4.54           4.24              3.97               3.62
          100-31              4.47           4.14              3.84               3.46
          101-03              4.40           4.04              3.72               3.30
          101-07              4.33           3.94              3.59               3.13
          101-11              4.26           3.84              3.46               2.97
          101-15              4.19           3.75              3.34               2.81
          101-19              4.12           3.65              3.21               2.65
          101-23              4.05           3.55              3.08               2.49
          101-27              3.99           3.45              2.96               2.33
          101-31              3.92           3.35              2.84               2.17


             WAL              1.95           1.33              1.02               0.79
        Mod Durn              1.79           1.24              0.97               0.76
Principal Window     Nov04 - Oct09  Nov04 - Oct09     Nov04 - Oct09      Nov04 - Oct09

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                           msm2004-10ar -- 4A
Morgan Stanley


Balance     $25,168,000.00 Delay          24             WAC(4)     5.783901769   WAM(4)      357
Coupon      5.49358        Dated          10/01/2004     NET(4)     5.493578      WALA(4)     3
Settle      10/29/2004     First Payment  11/25/2004




--------------------------------------------------------------------------------------------
Price                 10                15                   20                  25
--------------------------------------------------------------------------------------------
                          Yield                Yield               Yield               Yield
--------------------------------------------------------------------------------------------
          101-20           5.05                 4.97                4.87                4.76
          101-24           5.02                 4.93                4.83                4.71
          101-28           4.99                 4.90                4.79                4.67
          102-00           4.96                 4.86                4.75                4.62
          102-04           4.93                 4.82                4.70                4.57
          102-08           4.90                 4.79                4.66                4.52
          102-12           4.87                 4.75                4.62                4.47
          102-16           4.84                 4.72                4.58                4.42
          102-20           4.81                 4.68                4.54                4.37
          102-24           4.78                 4.64                4.50                4.33
          102-28           4.75                 4.61                4.45                4.28


             WAL           4.67                 3.94                3.35                2.85
        Mod Durn           3.95                 3.38                2.91                2.52
Principal Window  Nov04 - Aug11        Nov04 - Aug11       Nov04 - Aug11       Nov04 - Aug11

--------------------------------------------------------------------------------------------
       LIBOR_6MO          2.225                2.225               2.225               2.225
       LIBOR_1YR        2.38188              2.38188             2.38188             2.38188
         CMT_1YR           2.23                 2.23                2.23                2.23
--------------------------------------------------------------------------------------------
          Prepay         10 CPB               15 CPB              20 CPB              25 CPB
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Price                    35             50               60                70
--------------------------------------------------------------------------------------------
                             Yield          Yield             Yield              Yield
--------------------------------------------------------------------------------------------
          101-20              4.50           3.97              3.51               2.92
          101-24              4.43           3.88              3.38               2.76
          101-28              4.37           3.78              3.26               2.60
          102-00              4.30           3.68              3.13               2.44
          102-04              4.24           3.59              3.01               2.28
          102-08              4.17           3.49              2.88               2.12
          102-12              4.11           3.40              2.76               1.96
          102-16              4.05           3.30              2.64               1.80
          102-20              3.98           3.21              2.51               1.64
          102-24              3.92           3.11              2.39               1.48
          102-28              3.86           3.02              2.27               1.33


             WAL              2.08           1.35              1.02               0.79
        Mod Durn              1.89           1.27              0.98               0.77
Principal Window     Nov04 - Aug11  Nov04 - Aug11     Nov04 - Aug11      Nov04 - Aug11

--------------------------------------------------------------------------------------------
       LIBOR_6MO             2.225          2.225             2.225              2.225
       LIBOR_1YR           2.38188        2.38188           2.38188            2.38188
         CMT_1YR              2.23           2.23              2.23               2.23
--------------------------------------------------------------------------------------------
          Prepay            35 CPB         50 CPB            60 CPB             70 CPB
--------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.